UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _________________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 14, 2023
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Matrix Service Company
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-15461	73-1352174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
15 East 5th Street, Suite 1100, Tulsa, Oklahoma 74103
(Address of principal executive offices and zip code)
918-838-8822
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTRX	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On November 14, 2023, the Company held its 2023 Annual Meeting of Stockholders (the "Annual Meeting"). Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.
Proposal One - Election of Directors
The nominees for election to the Board of Directors were elected to serve for a term expiring at the 2024 Annual Meeting of Stockholders or until their successors shall be duly elected and qualified. The results of the vote were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non Votes
Jose L. Bustamante	16,290,998	2,423,821	13,101	5,087,632
Martha Z. Carnes	16,677,210	2,044,467	6,243	5,087,632
John D. Chandler	18,327,821	387,876	12,223	5,087,632
Carlin G. Conner	16,627,527	2,093,044	7,349	5,087,632
John R. Hewitt	18,493,430	224,448	10,042	5,087,632
Liane K. Hinrichs	16,277,063	2,443,911	6,946	5,087,632
James H. Miller	15,292,021	3,424,089	11,810	5,087,632
Proposal Two - Ratification of Selection of Independent Registered Public Accounting Firm
The proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2024 was approved. The results of the vote were as follows:

For	23,227,203
Against	500,707
Abstentions	87,642
Proposal Three - Advisory Vote to Approve Named Executive Officer Compensation
The stockholders voted to approve, on an advisory basis, named executive officer compensation for fiscal 2023. The results were as follows:

For	15,259,125
Against	3,408,660
Abstentions	60,135
Broker non votes	5,087,632

Proposal Four - To Approve the Frequency of Future Advisory Votes on Named Executive Officer Compensation
The stockholders voted to approve the frequency of future advisory votes on named executive officer compensation. The results were as follows:

1 year	16,997,647
2 years	22,697
3 years	1,587,007
Abstentions	120,569
Broker non-votes	5,087,632
Proposal Five - To Approve Amendment of the Company's 2020 Stock and Incentive Compensation Plan
The stockholders voted to approve the amendment of the Company's 2020 Stock and Incentive Compensation Plan to increase the number of shares of Common Stock of the Company authorized for issuance thereunder from 2,350,000 to 3,975,000. The results were as follows:

For	16,685,439
Against	2,027,033
Abstentions	15,448
Broker non votes	5,087,632

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: November 15, 2023	By:	/s/ Kevin S. Cavanah

Kevin S. Cavanah
Vice President and Chief Financial Officer